Trainer, Wortham & Co., Inc. - A View of the Markets & Our Portfolios

-  LOOKING BACK

Since the end of the first quarter investors have been concerned about the lofty valuations of growth stocks and by threats of inflationary pressures in the economy. Chairman Greenspan hinted of a rate hike and further expressed his views that inflation was becoming an issue. Although the market eventually accepted that the Federal Reserve would raise interest rates, fear continued to prevail that the official bias would lean towards tightening. As we know the Fed raised rates as expected, but they changed their bias from tightening to neutral.

Rising valuations have never been the sole cause of a market sell-off. However, high market valuations have created a cautious atmosphere, particularly in technology and Internet stocks. Internet valuations skyrocketed in the 1st quarter and created price performances that were mystifying. However, we have now seen the market broaden and the limelight went to the cyclical and value-oriented stocks that were the outcasts in 1998.

                                                              -  LOOKING FORWARD

Looking forward as we enter the 3rd quarter, there are few inflationary pressures and the economic picture is being boosted by strong consumer confidence and the lowest unemployment levels in nearly 29 years. The markets and corporate America are raging ahead. Merger and acquisition activity is at historic levels and signs that the economic turmoil in Asia is subsiding.

The Y2K problem is still a concern and we will not know the full impact on corporate America and the markets until we cross into the new millennium. We have analyzed the companies in our portfolios to be certain that they are on schedule with their Y2K compliance efforts and testing. It is interesting to note that most technology companies have not seen a slowdown in orders for new products such as servers, computers and networking products that could be severely impacted by Y2K.

We continue to be optimistic about the markets based on the confidence we have in the business models for the companies that we invest in at Trainer Wortham. The stock prices of many of the companies in our clients' portfolios have been affected by significant corporate events. This is particularly apparent in the telecommunications sector where both MediaOne (5.70%) and Qwest Communications (4.23%) have been involved in mergers this year. Our commitment and confidence in this sector stems from our belief in continued consolidation and staggering growth. The propelled growth in communications extends beyond traditional telephone and cable companies to companies influenced by broadband, the Internet, networking, and to the outsourcers for these industries. In addition to MediaOne (5.70%) and Qwest (4.23%), this trend directly relates to many Trainer, Wortham selected companies such as America OnLine (7.67%), Cisco Systems (3.54%), CNET (3.79%), Lucent Technologies (5.44%), Sanmina (4.16%), Solectron (7.34%), and MCI WorldCom (5.83%).

Trainer, Wortham continues to follow a dynamic and disciplined approach to investing that seeks to meet our clients' specific investment objectives throughout all market and economic cycles.

Respectfully,

/s/ DAVID P. COMO
David P. Como
President

This material is to be preceded or accompanied by a prospectus. Shares of the Trainer Wortham Funds are distributed by First Data Distributors, Inc. which is not affiliated with First Republic Bank and is not a bank. Trainer Wortham & Co., Inc. is the investment advisor to the Funds, for which it receives a fee.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST REPUBLIC BANK, ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                                                                        DFU 8/99

TRAINER WORTHAM FIRST MUTUAL FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 1999
--------------------------------------------------------------------------------

                                                                             MARKET
SHARES                                                                        VALUE
-------                                                                    -----------
           COMMON STOCK - 94.78%
           COMPUTER SOFTWARE & SERVICES - 14.44%
 38,050    America On Line, Inc.*......................................    $ 4,204,525
 36,000    CNET, Inc.*.................................................      2,074,500
 12,500    Inktomi Corp.*..............................................      1,632,031
                                                                           -----------
                                                                             7,911,056
                                                                           -----------
           DIVERSIFIED OPERATIONS - 4.14%
 20,075    General Electric Co. .......................................      2,268,475
                                                                           -----------
           ELECTRONICS/MANUFACTURING - 14.13%
 10,000    BroadCom Corp., Class A*....................................      1,445,625
 60,250    Solectron Corp.*............................................      4,017,922
 30,000    Sanmina Corp.*..............................................      2,276,250
                                                                           -----------
                                                                             7,739,797
                                                                           -----------
           FINANCIAL - 12.53%
 52,762    Citigroup, Inc. ............................................      2,506,195
 34,600    Federal National Mortgage Association.......................      2,365,775
 34,100    Hartford Financial Services Group, Inc. ....................      1,988,456
                                                                           -----------
                                                                             6,860,426
                                                                           -----------
           MEDIA/BROADCASTING - 9.46%
 37,175    Clear Channel Communications, Inc.*.........................      2,562,752
 88,000    Infinity Broadcasting Corp. - Class A*......................      2,618,000
                                                                           -----------
                                                                             5,180,752
                                                                           -----------
           MEDICAL - PHARMACEUTICAL - 11.67%
 30,175    Amgen, Inc.*................................................      1,836,903
 24,500    Johnson & Johnson...........................................      2,401,000
 29,100    Merck & Co., Inc. ..........................................      2,153,400
                                                                           -----------
                                                                             6,391,303
                                                                           -----------
           TECHNOLOGY & COMPUTERS - 7.20%
 30,100    Cisco Systems, Inc.*........................................      1,941,450
 33,600    Intel Corp. ................................................      1,999,200
                                                                           -----------
                                                                             3,940,650
                                                                           -----------
           TELECOMMUNICATIONS - 21.21%
 44,200    Lucent Technologies, Inc. ..................................      2,980,738
 37,104    MCI WorldCom, Inc.*.........................................      3,193,263
 42,000    MediaOne Group, Inc.*.......................................      3,123,750
 70,150    Qwest Communications International, Inc.*...................      2,319,334
                                                                           -----------
                                                                            11,617,085
                                                                           -----------
           TOTAL COMMON STOCKS (COST $30,355,609)......................     51,909,544
                                                                           -----------

The notes to financial statements are an integral part of these statements.

TRAINER, WORTHAM FIRST MUTUAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                                JUNE 30, 1999
--------------------------------------------------------------------------------

                                                                              MARKET
 SHARES                                                                        VALUE
--------                                                                    -----------
            SHORT TERM INVESTMENTS - 5.29%
2,897,428   UMB Bank, Money Market Fiduciary, 3.76% (Cost $2,897,428)...    $ 2,897,428
                                                                            -----------
            TOTAL INVESTMENTS (COST $33,253,037**) - 100.07%............     54,806,972
            OTHER LIABILITIES LESS OTHER ASSETS - (0.07)%...............        (38,451)
                                                                            -----------
            NET ASSETS - 100.00%........................................    $54,768,521
                                                                            ===========
*  Non-income producing security
** Cost for Federal income tax purposes is $33,253,037 and net unrealized appreciation consists of:
            Gross unrealized appreciation...............................    $21,590,411
            Gross unrealized depreciation...............................        (36,476)
                                                                            -----------
            Net unrealized appreciation.................................    $21,553,935
                                                                            ===========

The notes to financial statements are an integral part of these statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments in securities at market value (identified cost
    $33,253,037) (Note 1)...................................  $54,806,972
  Receivables:
    Dividends and interest..................................       24,291
  Other assets..............................................       11,601
                                                              -----------
    TOTAL ASSETS............................................   54,842,864
                                                              -----------
LIABILITIES
  Payables:
    Capital stock redeemed..................................        2,500
    Advisory fee............................................       32,084
    Distribution fee........................................       10,695
  Accrued expenses..........................................       29,064
                                                              -----------
    TOTAL LIABILITIES.......................................       74,343
                                                              -----------
NET ASSETS
  (applicable to outstanding shares of 3,310,710; unlimited
    shares of $0.001 par value authorized)..................  $54,768,521
                                                              ===========
  Net asset value, offering and redemption price per
    share...................................................  $     16.54
                                                              ===========
SOURCE OF NET ASSETS
  Paid-in capital...........................................  $30,377,956
  Accumulated net realized gain on investments..............    2,836,630
  Net unrealized appreciation of investments................   21,553,935
                                                              -----------
    NET ASSETS..............................................  $54,768,521
                                                              ===========

The notes to financial statements are an integral part of these statements.

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends.................................................  $   241,454
  Interest..................................................       33,793
                                                              -----------
    TOTAL INCOME............................................      275,247
                                                              -----------
EXPENSES
  Advisory fees (Note 3)....................................      331,176
  Distribution expense (Note 3).............................      110,392
  Administrator expense.....................................       66,391
  Transfer agent fees.......................................       42,886
  Bookkeeping and pricing...................................       38,712
  Insurance expense.........................................       12,008
  Custodian fees............................................       11,278
  Legal expense.............................................       16,128
  Registration expense......................................       19,891
  Independent accountants...................................       12,500
  Other.....................................................       30,140
  Trustees' fees and expenses...............................       23,085
  Reports to shareholders...................................        9,230
                                                              -----------
    TOTAL EXPENSES..........................................      723,817
                                                              -----------
    NET INVESTMENT LOSS.....................................     (448,570)
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions..............    3,285,878
  Net change in unrealized appreciation of investments......   13,467,038
                                                              -----------
  Net realized and unrealized gain on investments...........   16,752,916
                                                              -----------
  Net increase in net assets resulting from operations......  $16,304,346
                                                              ===========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR            YEAR
                                                                  ENDED           ENDED
                                                                JUNE 30,        JUNE 30,
                                                                  1999            1998
                                                              -------------   -------------
OPERATIONS
  Net investment loss.......................................   $  (448,570)    $  (208,369)
  Net realized gain on investments..........................     3,285,878       4,703,647
  Net change in unrealized appreciation of investments......    13,467,038       3,903,311
                                                               -----------     -----------
  Net increase in net assets resulting from operations......    16,304,346       8,398,589
                                                               -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from realized gains on investments..........    (3,441,613)     (6,718,173)
                                                               -----------     -----------
    Total distributions.....................................    (3,441,613)     (6,718,173)
                                                               -----------     -----------
CAPITAL SHARE TRANSACTIONS
  Receipt from shares sold..................................     3,537,403       6,953,881
  Receipt from shares issued on reinvestment of
    distributions...........................................     3,274,771       6,279,709
  Shares redeemed...........................................    (4,116,984)     (9,352,149)
                                                               -----------     -----------
  Net increase in net assets resulting from capital share
    transactions(a).........................................     2,695,190       3,881,441
                                                               -----------     -----------
    Total increase in net assets............................    15,557,923       5,561,857
NET ASSETS
  Beginning of period.......................................    39,210,598      33,648,741
                                                               -----------     -----------
  End of period.............................................   $54,768,521     $39,210,598
                                                               ===========     ===========
  (a) Transactions in capital stock were:
      Shares sold...........................................       234,602         576,681
      Shares issued on reinvestment of distributions........       235,764         600,355
      Shares redeemed.......................................      (303,256)       (757,177)
                                                               -----------     -----------
      Net increase..........................................       167,110         419,859
      Beginning balance.....................................     3,143,600       2,723,741
                                                               -----------     -----------
      Ending balance........................................     3,310,710       3,143,600
                                                               ===========     ===========

The notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

                                                         YEARS ENDED JUNE 30,
                                           ------------------------------------------------
                                            1999      1998      1997       1996      1995
                                           -------   -------   -------   --------   -------
NET ASSET VALUE, BEGINNING OF YEAR.......   $12.47    $12.35    $13.81     $10.03     $8.21
                                           -------   -------   -------   --------   -------
  INCOME FROM INVESTMENT
  ----------------------------
    OPERATIONS
    ---------------
  Net investment loss....................    (0.14)    (0.07)    (0.11)     (0.09)    (0.09)
  Net gains on securities (both realized
    and unrealized)......................     5.35      2.72      0.95       4.79      2.10
                                           -------   -------   -------   --------   -------
    Total from investment operations.....     5.21      2.65      0.84       4.70      2.01
                                           -------   -------   -------   --------   -------
  LESS DISTRIBUTIONS
  ---------------------
  Dividends from net investment income...       --        --        --         --        --
  Distributions from capital gains.......    (1.14)    (2.53)    (2.30)     (0.92)    (0.19)
                                           -------   -------   -------   --------   -------
    Total distributions..................    (1.14)    (2.53)    (2.30)     (0.92)    (0.19)
                                           -------   -------   -------   --------   -------
NET ASSET VALUE, END OF YEAR.............   $16.54    $12.47    $12.35     $13.81    $10.03
                                           =======   =======   =======   ========   =======
TOTAL RETURN.............................   43.53%    25.40%     7.67%     49.12%    25.04%
RATIOS/SUPPLEMENTAL DATA
----------------------------
  Net assets, end of year (in 000's).....  $54,769   $39,211   $33,649    $32,147   $20,281
  Ratio of expenses to average net
    assets...............................    1.64%     1.66%     1.87%      1.74%     2.16%
  Ratio of net investment loss to average
    net assets...........................   (1.02%)   (0.56%)   (0.96%)    (0.82%)   (0.77%)
  Portfolio turnover rate................      56%       81%      109%       107%      198%

The notes to financial statements are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1999
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Trainer Wortham First Mutual Funds (the "Trust") is an open-end investment management company which currently offers shares of three series: Trainer Wortham First Mutual Fund ("the Fund"); Trainer Wortham Total Return Bond Fund; and Trainer Wortham California Intermediate Tax-Free Fund. Each Fund has distinct investment objectives and policies. This Annual Report relates to the First Mutual Fund. Information on the Total Return Bond Fund and the California Intermediate Tax-Free Fund is provided in a separate report.

First Mutual Fund's primary investment objective is to seek capital appreciation principally through investments in common stock. The Fund may also invest in securities convertible into common stock such as convertible bonds or preferred stock. Its secondary investment objective is to seek income from dividends and interest.

Due to the inherent risk in any investment program, the Fund can not ensure that its investment objectives will be realized. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost which approximates market value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees.

B. OTHER. As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to different treatments for net operating losses and post-October capital losses.

C. NET ASSET VALUE PER SHARE. Net asset value per share of the capital stock of a Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The offering price and redemption price per share is the same as the net asset value per share.

D. FEDERAL INCOME TAXES. It is the policy of the Fund to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, if such qualification is in the best interest of its stockholders, and to make distributions of net investment income and capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 1999
--------------------------------------------------------------------------------

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, for the year ended June 30, 1999 are as follows:

                                                               PURCHASES        SALES
                                                              -----------    -----------
First Mutual Fund...........................................  $24,324,337    $27,579,022

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Trainer Wortham & Co., Inc. (the "Advisor") is the investment advisor for the Trust pursuant to an investment advisory agreement (the "Agreement"). Under the terms of the Agreement, the Advisor receives an annual fee, accrued daily and paid monthly, of 0.75% of the average daily net assets of First Mutual Fund.

For the year ended June 30, 1999, the Trust paid the Advisor $331,176 in advisory fees on behalf of First Mutual Fund. The Trust has adopted a Distribution Plan (the "Plan"), with respect to First Mutual Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay certain expenses associated with the distribution of its shares. The Plan provides that the Trust will reimburse First Data Distributors, Inc. (the "Distributor"), the Trust's sole Underwriter and Distributor, for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the average daily net assets of First Mutual Fund. For the year ended June 30, 1999, the Trust reimbursed the Distributor $110,392 on behalf of First Mutual Fund for distribution costs incurred. Distribution costs incurred by First Mutual Fund include $48,000 paid to an affiliate involved with Marketing and Distribution of the Fund and $57,370 retained by First Data Distributors, Inc. as compensation for their distribution services.

Certain officers and trustees of the Trust are affiliated persons of the Advisor.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Trainer, Wortham First Mutual Funds
New York, New York

We have audited the statement of assets and liabilities of First Mutual Fund (a series of shares of Trainer, Wortham First Mutual Funds), including the schedule of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended June 30, 1996 were audited by other auditors whose report dated July 11, 1996 expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Mutual Fund series of Trainer, Wortham First Mutual Funds as of June 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                             BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
July 23, 1999

ILLUSTRATION OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

The graph below compares the increase in value of a $10,000 investment in the Trainer, Wortham First Mutual Fund with the performance of the Standard & Poor's 500 Index. The values are as of June 30 for each of the last ten years. The values and returns for the Trainer, Wortham First Mutual Fund include reinvested dividends.
[First Mutual Fund Performance Graph]

                                                                     FIRST MUTUAL FUND                    S&P 500 INDEX
                                                                     -----------------                    -------------
'1989'                                                                    10000.00                           10000.00
'1990'                                                                    11787.00                           11259.00
'1991'                                                                    12300.00                           11672.00
'1992'                                                                    12176.00                           12835.00
'1993'                                                                    13657.00                           14169.00
'1994'                                                                    13123.00                           13972.00
'1995'                                                                    16409.00                           17205.00
'1996'                                                                    24470.00                           21090.00
'1997'                                                                    26346.00                           27836.00
'1998'                                                                    33038.00                           35658.00
'1999'                                                                    47420.00                           43000.00

AVERAGE ANNUAL TOTAL RETURN

1 YEAR            5 YEAR          10 YEAR
43.53%            29.28%          16.83%

Past performance is not predictive of future performance.


INVESTMENT ADVISOR                             CUSTODIAN
Trainer, Wortham & Co., Inc.                   UMB Bank KC, NA
845 Third Avenue, 6th Floor                    P.O. Box 412797
New York, NY 10022                             Kansas City, MO 64141
AUDITORS                                       FUND ADMINISTRATION
Briggs, Bunting & Dougherty, LLP               First Data Investor Services Group, Inc.
Two Logan Square, Suite 2121                   3200 Horizon Drive
Philadelphia, PA 19103                         King of Prussia, PA 19406

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus which includes details regarding the Trust's objectives, policies, expenses and other information.

TRUSTEES:

Robert H. Breslin, Jr.
David P. Como
Raymond Eisenberg
David Elias
Robert S. Lazar
Martin S. Levine
Timothy J. O'Hara
James F. Twaddell

OFFICERS:

David P. Como
President

Berkeley S. Belknap
Vice President

John D. Knox
Vice President

Debra L. Como
Secretary/Treasurer

For more complete information including
charges and expenses, you may request
a prospectus by calling:

                                  888.257.4450

                             [TRAINER WORTHAM LOGO]

              845 Third Avenue/6th Floor, New York, New York 10022
           888.257.4450 - Fax: 415.288.1401 - www.trainerwortham.com

                         [TRAINER, WORTHAM FUNDS LOGO]

                                [ANNUAL REPORT]

                                 June 30, 1999

                              [FIRST MUTUAL FUND]

                                  888.257.4450